SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  JANUARY 31, 2000

                                 GLOBESPAN, INC.
               (Exact Name of Registrant as Specified in Charter)


      DELAWARE                          000-26401                  75-2658218
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)


100 Schultz Drive
RED BANK, NEW JERSEY                                                 07701
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code  (732) 345-7500




          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         ACQUISITION OF CERTAIN ASSETS OF PAIRGAIN TECHNOLOGIES, INC.

         (a) On February 24, 2000, pursuant to an asset purchase agreement, dated January 21, 2000 (the "PairGain Agreement"), between GlobeSpan, Inc. ("GlobeSpan") and PairGain Technologies, Inc. ("PairGain"), GlobeSpan acquired certain assets (the "Assets") of PairGain in exchange for 1,081,197 shares of common stock, par value $0.001, of GlobeSpan ("GlobeSpan Common Stock") and a subordinated redeemable convertible note (the "Note") in the principal amount of $90,000,000. The terms of the transaction were determined through arms length negotiations between GlobeSpan and PairGain.

         (b) Certain of the Assets acquired pursuant to the PairGain Agreement are physical property and equipment. Such Assets were used by PairGain in its conduct of the activities of the microelectronics group and will be used by GlobeSpan in a similar capacity.

               The foregoing description of the acquisition of the Assets is qualified in its entirety by reference to the PairGain Agreement, the Registration Rights Agreement, dated February 24, 2000 between GlobeSpan and PairGain, the Note and the press release relating to the acquisition of the Assets, copies of which are attached hereto as Exhibits 2.2, 10.1, 10.2 and 99.2 respectively and incorporated by reference herein.

          ACQUISITION OF THE OUTSTANDING STOCK OF FICON TECHNOLOGY, INC.

               On January 31, 2000, pursuant to an agreement and plan of merger, dated January 12, 2000 (the "Ficon Merger Agreement"), among GlobeSpan, FTI Acquisition Corp. (a wholly owned subsidiary of GlobeSpan) and Ficon Technology, Inc. ("Ficon"), FTI Acquisition Corp. was merged with and into Ficon (the "Ficon Merger"). Ficon was the surviving corporation in the Ficon Merger. Pursuant to the Ficon Merger, GlobeSpan issued to Ficon stockholders 320,000 shares of GlobeSpan Common Stock and paid to those stockholders $5.0 million in cash, less certain expenses of Ficon. The Company issued 333,333 additional shares of GlobeSpan Common Stock to Ficon stockholders to be held in escrow until certain performance goals are met by Ficon. The terms of the Ficon Merger were determined through arms length negotiations between Ficon and GlobeSpan.

               The foregoing description of the Ficon Merger is qualified in its entirety by reference to the Ficon Merger Agreement and the press release relating to the Ficon Merger, copies of which are attached hereto as Exhibits 2.1 and 99.1 respectively and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



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     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          1. Financial statements are not required to be filed for the acquisition of the Assets from PairGain.

          2. The required financial statements for the Ficon Merger are not yet available and will be filed by amendment as soon as possible after the filing of this report.

     (b) PRO FORMA FINANCIAL INFORMATION.

          1. Pro forma financial information is not required to be filed for the acquisition of the Assets from PairGain.

          2. The required pro forma financial information for the Ficon Merger is not yet available and will be filed by amendment as soon as possible after the filing of this report.

     (c) EXHIBITS.

         Exhibit         DESCRIPTION
         NO.

         2.1 Agreement and Plan of Merger, dated January 12, 2000, among GlobeSpan, Inc., FTI Acquisition Corp. and Ficon Technology, Inc.

         2.2 Asset Purchase Agreement, dated January 21, 2000, among GlobeSpan,Inc. and PairGain Technologies, Inc.

         10.1 Registration Rights Agreement, dated February 24, 2000, among GlobeSpan, Inc. and PairGain Technologies, Inc.

         10.2 Subordinated Redeemable Convertible Promissory Note, issued February 24, 2000

         99.1            Press Release, dated January 31, 2000

         99.2            Press Release, dated February 24, 2000




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GLOBESPAN, INC.


                                  By:    /s/ Robert McMullan
                                  Name:  Robert McMullan
                                  Title: Chief Financial Officer, Vice
                                         President, Treasurer and Secretary

Date: March 10, 2000



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                                  EXHIBIT INDEX


         Exhibit  DESCRIPTION
         NO.

         2.1 Agreement and Plan of Merger, dated January 12, 2000, among GlobeSpan, Inc., FTI Acquisition Corp. and Ficon Technology, Inc.

         2.2 Asset Purchase Agreement, dated January 21, 2000, among GlobeSpan, Inc. and PairGain Technologies, Inc.

         10.1 Registration Rights Agreement, dated February 24, 2000, among GlobeSpan, Inc. and PairGain Technologies, Inc.

         10.2 Subordinated Redeemable Convertible Promissory Note, issued February 24, 2000

         99.1            Press Release, dated January 31, 2000

         99.2            Press Release, dated February 24, 2000





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